Exhibit 10.2

Confidential Treatment Requested by Sienna Biopharmaceuticals, Inc.

Sienna Labs, Inc.

2111 Palomar Airport Road, Suite 120

Carlsbad, CA 92011

October 8, 2015

To the stockholders of

Sienna Labs, Inc. (the “Company”)

listed on Schedule A hereto (the “Stockholders”)

Re: Side Letter Agreement

Ladies and Gentlemen:

This letter agreement (the “Agreement”) is to confirm that in connection with the closing of the Series A-3 preferred stock financing of the Company on or about the date hereof and for other good and valuable consideration, the adequacy and sufficiency of which is hereby acknowledged, the Company hereby makes the following covenants to each Stockholder:

1. Trigger Date for Win State Payment. Subject to Section 3 below, if the Share Price on any Trigger Date during the Win State Payment Period is equal to or greater than any Share Price Trigger then the Company shall notify the Stockholders within twenty (20) business days of the occurrence of such Trigger Date. If the Share Price on such Trigger Date is equal to or greater than any of the values of the Share Price Trigger values, the Company shall be obligated to pay the applicable Win State Payment to the Stockholders.

2. Payment of Win State Payment. Any Win State Payment due hereunder shall be payable on the Win State Payment Date with respect to such Win State Payment, in cash or cash equivalents or, in the sole discretion of the Company’s (or any successor thereto), in publicly tradable shares of common stock of the Company (or such successor). All payments due to the Stockholders hereunder shall be made on a pro rata basis to each Stockholder based on the number of shares of capital stock (on an as-converted basis) of the Company set forth opposite the name of each such Stockholder on Schedule A hereto.

3. Limitations. A Win State Payment shall only become due and payable if the Company’s programs are under active development or being actively marketed at the time such Win State Payment is due.

4. Certain Definitions. For purposes of this Agreement:

(a) “Affiliate” means, with respect to any entity, another entity that either directly or indirectly, through one (1) or more intermediaries, Controls, is Controlled by or is under common Control with, such entity.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange

Commission.

Confidential Treatment Requested by Sienna Biopharmaceuticals, Inc.

(b) “Control” means with regard to any entity, the legal or beneficial ownership, directly or indirectly, of fifty percent (50%) or more of the shares (or other ownership interest, if not a corporation) of such entity through voting rights or through the exercise of rights pursuant to agreement, or the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such entity.

(c) “Initial Public Offering” shall mean the closing of the Company’s first firm commitment underwritten public offering of the Company’s common stock registered under the Securities Act of 1933, as amended.

(d) “Share Price” means (i) with respect to any Trading Price Trigger Date, the average of the VWAP of a share of such common stock for each trading day during the consecutive ninety (90) day period immediately preceding (but not including) such Trading Price Trigger Date, and (ii) with respect to any Company Sale Trigger Date, the price per share of Series A-3 Preferred Stock and/or any securities received upon conversion thereof or in exchange therefor implied by the Company Sale which occurs on such date.

(e) “Share Price Trigger” means the Share Price values set forth on Schedule B.

(f) “Series A-3 Preferred Stock” means Company’s shares of Series A-3 Preferred Stock, par value $0.0001 per share, and any securities received upon conversion thereof or in exchange therefor. After (i) a Merger in which some or all of the consideration is cash or (ii) an Asset Sale, each share of Series A-3 Preferred Stock shall be deemed to reflect a proportionate share of the ongoing value of the business of the Company acquired in the Merger or Asset Sale.

(g) “Trigger Date” is any one of the following dates that occur during the Win State Payment Period: (i) any date after the 90th day after the date on which the Company or any successor thereto completes an Initial Public Offering, or its shares of common stock otherwise become publicly traded on the Nasdaq or New York Stock Exchange (the “Trading Price Trigger Date”); (ii) the date on which the Company or a successor sells, leases, transfers or exclusively licenses all or substantially all of its assets to another company (an “Asset Sale”); and (iii) the date on which the Company merges or consolidates with or into another entity (other than a merger in which the pre-merger stockholders of the Company own a majority of the shares of the surviving entity) (a “Merger” and with an Asset Sale, a “Company Sale,” and each of the Trigger Dates triggered thereby, a “Company Sale Trigger Date”).

(h) “VWAP” means, with respect to any particular trading day, the daily volume-weighted average trading price per share of the common stock of the Company for such day on the principal trading market for such common stock, as reported by Bloomberg US L.P. (or successor thereto) using its “Volume at Price” functions (based on a trading day from 9:30 a.m. (New York City time) to 4:00:01 p.m. (New York City time)).

(i) “Win State Payment” means the positive difference, if any between (A) the amount set forth on Schedule B beneath the greatest Share Price Trigger value that the Share

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange

Commission.

Confidential Treatment Requested by Sienna Biopharmaceuticals, Inc.

Price Trigger as of the Trigger Date meets or exceeds, less (B) all payments previously made to Company Stakeholders on Win State Payment Dates pursuant to this Agreement. For the avoidance of doubt, in no event shall the aggregate Win State Payment payable pursuant to this Agreement exceed $60,000,000.

(j) “Win State Payment Date” means (i) with respect to any Win State Payment arising as a result of the Trading Price Trigger Date, the later of (x) thirty (30) business days following such Trading Price Trigger Date, and (y) the first anniversary of the Initial Public Offering (plus, in the case of each of clauses (x) and (y), a 90-day grace period at the Company’s option if the Company is contemplating capital market transactions during the grace period such as a secondary offering), and (ii) with respect to any Win State Payment arising as a result of a Company Sale Trigger Date, the earlier of (x) the date on which any proceeds from the Company Sale are paid or distributed to any stockholder, and (y) the date that is ninety (90) days after the Company Sale Trigger Date; provided, that in the case of clauses (i) above, in the event that at the time the relevant Trigger Date occurs the Company is involved in discussions for a financing or a Company Sale, then the Win State Payment Date shall be the later of (x) the date determined pursuant to clause (i) above, (y) the 30th day after the date the discussions with respect to such financing or Company Sale are terminated, and (z) the closing date of such financing or Company Sale.

(k) “Win State Payment Period” means the period of time that commences on the date hereof, and ends on the fifth anniversary of the date hereof.

5. Miscellaneous.

(a) This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware without regard to principles of conflict of laws which would result in the application of the laws of any other jurisdiction.

(b) By acceptance of the terms of this Agreement, each Stockholder (i) hereby irrevocably and unconditionally submits to the jurisdiction of the state courts of Delaware and to the jurisdiction of the United States District Court for the District of Delaware for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agrees not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the Chancery Court of the State of Delaware or the United States District Court for the District of Delaware, and (c) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange

Commission.

Confidential Treatment Requested by Sienna Biopharmaceuticals, Inc.

(c) BY ACCEPTANCE OF THIS AGREEMENT, EACH STOCKHOLDER HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR THE SUBJECT MATTER HEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH STOCKHOLDER AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH STOCKHOLDER HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH STOCKHOLDER HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH STOCKHOLDER KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

(d) All references to numbers of shares and per share prices in this Agreement shall be appropriately adjusted to reflect any stock dividend, split, combination or other recapitalization affecting the capital stock of the Company occurring after the date of this Agreement.

(e) Each Stockholder is an intended third party beneficiary of this Agreement and shall have the right to enforce this Agreement against the Company as if such Stockholder was an executory party hereto. This Agreement may not be assigned by any Stockholder without the prior written consent of the Company. The Company may assign this Agreement in connection with any Company Sale.

(f) The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(g) This Agreement may be executed by facsimile or similar transmission.

[END OF TEXT. SIGNATURE PAGE FOLLOWS.]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange

Commission.

Confidential Treatment Requested by Sienna Biopharmaceuticals, Inc.

IN WITNESS WHEREOF, the Company has executed this Agreement as of the date first written above.

SIENNA LABS, INC.

By:.	/s/ Todd Harris
Name:	Todd Harris
Title:	Chief Executive Officer

[Signature Page to Side Letter]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange

Commission.

Confidential Treatment Requested by Sienna Biopharmaceuticals, Inc.

Schedule A

Stockholders

Stockholder Name	Aggregate Number of Shares of Capital Stock Owned	Win State Pro-Rata
Album Creative Studios, Inc.	70,000	0.27%
[***]	785,680	3.01%
[***]	346,500	1.33%
[***]	279,202	1.07%
[***]	75,000	0.29%
[***]	325,926	1.25%
[***]	483,333	1.85%
BioBrit, LLC	1,589,100	6.09%
Robert More	393,089	1.51%
MLPF&S c/f Robert More IRRA	1,396,011	5.35%
Clint Carnell	100,000	0.38%
[***]	166,667	0.64%
[***]	502,564	1.93%
Donna Janson	200,000	0.77%
Donna Volpitta 2014 Irrevocable Trust	1,396,011	5.35%
[***]	336,645	1.29%
[***]	435,346	1.67%
[***]	193,089	0.74%
Gregory Stokes	200,000	0.77%
Greystoke Associates, LLC	953,461	3.65%
[***]	75,000	0.29%
Jared Smith	200,000	0.77%
Nunatak Ventures, LLC	1,589,100	6.09%
Jason Harris	28,490	0.11%
Raleigh Radiology Associates, Inc. Profit Sharing Plan FBO Jason Harris	111,111	0.43%
[***]	70,000	0.27%
[***]	429,057	1.64%
[***]	44,444	0.17%
[***]	11,396	0.04%
[***]	15,447	0.06%
[***]	304,966	1.17%
[***]	100,000	0.38%
[***]	534,000	2.05%
L. Randall Harris	841,795	3.23%
[***]	44,444	0.17%

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange

Commission.

Confidential Treatment Requested by Sienna Biopharmaceuticals, Inc.

[***]	11,396	0.04%
[***]	1,256,410	4.81%
[***]	173,781	0.67%
[***]	200,000	0.77%
Ryan Harris	837,607	3.21%
[***]	75,000	0.29%
[***]	93,795	0.36%
[***]	665,897	2.55%
Ted Schwarz	1,059,852	4.06%
Todd Harris	6,583,500	25.22%
[***]	70,000	0.27%
[***]	222,222	0.85%
[***]	223,361	0.86%

TOTAL	26,099,707	100.00%

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange

Commission.

Confidential Treatment Requested by Sienna Biopharmaceuticals, Inc.

Schedule B

Win State Payments

Share Price Trigger	Win State Payment to Stockholders

$9.15 per share	$10,000,000

$12.20 per share	$35,000,000

$18.30 per share	$60,000,000

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange

Commission.